March 2015 Investor Presentation Contact: Jon Faulkner CFO The Dixie Group Phone: 706-876-5814 jon.faulkner@dixiegroup.com Exhibit 99.1

• Statements in this presentation which relate to the future, are subject to risk factors and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements. Such factors include the levels of demand for the products produced by the Company. Other factors that could affect the Company’s results include, but are not limited to, raw material and transportation costs related to petroleum prices, the cost and availability of capital, and general economic and competitive conditions related to the Company’s business. Issues related to the availability and price of energy may adversely affect the Company’s operations. Additional information regarding these and other factors and uncertainties may be found in the Company’s filings with the Securities and Exchange Commission. • General information set forth in this presentation concerning market conditions, sales data and trends in the U.S. carpet and rug markets are derived from various public and, in some cases, non-public sources. Although we believe such data and information to be accurate, we have not attempted to independently verify such information. 2 Forward Looking Statements The Dixie Group, Inc.

• 1920 Began as Dixie Mercerizing in Chattanooga, TN • 1990’s Transitioned from textiles to floorcovering • 2003 Refined focus on upper- end floorcovering market • 2003 Launched Dixie Home - upper end residential line • 2005 Launched modular tile carpet line – new product category • 2007 Launched wool products in Masland & Fabrica – high-end designers • 2010 Residential “soft products” growth strategy • 2012 New Masland Contract management – performance tile strategy • 2012 Purchased Colormaster dye house – lower cost • 2012 Purchased Crown rugs – wool rugs • 2013 Purchased Robertex - wool carpet mill • 2014 Expanded and realigned manufacturing to increase capacity • 2014 Purchased Atlas Carpet Mills – high-end commercial business • 2014 Purchased Burtco - computerized yarn placement for hospitality 3 Dixie History

Dixie Today • Commitment to brands in the upper- end market with strong growth potential • Diversified between Commercial and Residential markets • Diversified customer base (TTM Basis, excludes Atlas) – Top 10 carpet customers • 13% of sales – Top 100 carpet customers • 27% of sales 4

5 Dixie Group Drivers What affects our business? The market dynamics: • Residentially • The market is driven by home sales and remodeling • New construction is a smaller effect • Dixie is driven by the wealth effect • The stock market and consumer confidence • Commercially • The market is driven by remodeling of offices, schools, retail and hospitality as demonstrated by the investment in non-residential fixed structures • Dixie is driven by upper-end remodeling in offices, retail remodeling, higher education, and upper-end hospitality that primarily involve a designer

New and Existing Home Sales Seasonally Adjusted Annual Rate New 1,000 Existing 1,000 Source: National Association of Realtors (existing) and census.gov/const/c25 (new). 6 3,000 3,500 4,000 4,500 5,000 5,500 250 300 350 400 450 500 550 600 Jan '10 Jan '11 Jan '12 Jan '13 Jan '14 • “Realtors® are reporting that low rates are attracting potential buyers, but the lack of new and affordable listings is leading some to delay decisions.” • “Although sales cooled in January, home prices continued solid year-over- year growth.” • “The labor market and economy are markedly improved compared to a year ago, which supports stronger buyer demand. The big test for housing will be the impact on affordability once rates rise.” Lawrence Yun, Chief Economist National Association of Realtors February 23, 2015

Residential and Commercial Fixed Investment 7 Rebound in residential activity Rebound in commercial activity 2014 has continued the rebound in fixed investment; We expect 2015 to continue this trend

The Industry as compared to The Dixie Group 8 Source: U.S. Bureau of Economic Analysis and Company estimates

2013 U.S. Carpet & Rug Manufacturers 9 Source: Floor Focus – includes carpet as broadloom and modular tile, and rug sales Carpet Leaders Dollars in Millions % Total Shaw (Berkshire Hathaway) $ 3,110 27.7% Residential & Commercial Mohawk (MHK) $ 2,521 22.4% Residential & Commercial Beaulieu (Private) $ 625 5.6% Residential & Commercial Interface (TILE) $ 459 4.1% Commercial Only Engineered Floors (Private) $ 385 3.4% Residential Only Dixie (DXYN) $ 342 3.0% Residential & Commercial Other $ 3,806 33.8% Residential & Commercial Market $ 11,248 100.0%

U.S. 2014 Carpet Market of $8.7 billion 10 Source: Floor Focus – Broadloom & Carpet Tile and Dixie Group estimate Dixie versus the Industry 2014 Dixie sales including Atlas

Carpet Dollar Sales Indexed to 2009 (includes Atlas Carpet Mills from date of acquisition) 11

Carpet Unit Sales Indexed to 2009 (includes Atlas Carpet Mills from date of acquisition) 12

Industry Positioning The Dixie Group 13 • Strategically our residential and commercial businesses are driven by our relationship to the upper-end consumer and the design community • This leads us to: – Have a sales force that is attuned to design and customer solutions – Be a “product driven company” with emphasis on the most beautiful and up-to-date styling and design – Be quality focused with excellent reputation for building excellent products and standing behind what we make – And, unlike much of the industry, not manufacturing driven

Residential Market Positioning The Dixie Group 14 BROADLOOM RESIDENTIAL SALES T O T A L M A R K E T : S Q U A R E Y A R D S OR S AL E S DO L L A R S ESTIMATED TOTAL WHOLESALE MARKET FOR CARPETS AND RUGS: VOLUME AND PRICE POINTS Positioning of Dixie Brands by Price Point Segment Dixie Home Fabrica INDUSTRY AVERAGE PRICE/ SQ YD $0 $14 $21 $28 $35 $42 $49 Note: Industry average price is based on sales reported through industry sources. Excerpt from KSA Study dated May 2004, Titled "KSA Assessment of Dixie's Residential and Contract Carpet Businesses", commissioned by The Dixie Group, Inc. $8 Masland FOCUSED NATIONAL SUPPLIER IN THE UPPER END OF THE SOFT FLOOR COVERING MARKET

Dixie Group High-End Residential Sales All Residential Brands 15 Sales by Brand for TTM Q4 2014

Dixie Group High-End Residential Sales All Brands Retailer, 64%Designer, 16% Mass Merchant, 14% Builder, 4% Commercial, 1% Specialty - OEM, 1% 16 Sales by Channel for TTM Q4 2014 The company believes that a significant portion of retail sales also involve a designer

• Well-styled moderate to upper priced residential broadloom line – Known for differentiated pattern and color selection • Dixie Home provides a “full line” to retailers – Sells Specialty and Mass Merchant retailers • Growth initiatives – Stainmaster® Tru Soft TM Fiber Technology – Stainmaster® SolarMax ® Fiber Technology – Durasilk Polyester 17

• Leading high-end brand with reputation for innovative styling, design and color • High-end retail / designer driven – Approximately 26% of sales directly involve a designer • Hand crafted and imported rugs • Growth initiative – Stainmaster® TruSoft™ Fiber Technology – Wool products in both tufted and woven constructions 18

• Premium high-end brand – “Quality without Compromise” • Designer focused – Approximately 34% of sales directly involve a designer • Hand crafted and imported rugs • Growth initiatives – Stainmaster® TruSoft™ Fiber Technology – Fabrica Permaset dyeing process “unlimited color selection in wool” 19

Commercial Market Positioning The Dixie Group 20 • We focus on the “high-end specified soft floorcovering contract market” • Our Atlas brand – Designer driven focused on the fashion oriented market space • Our Masland Contract brand – Broad product line for diverse commercial markets • Our Masland Hospitality brand – Custom products for the hospitality industry • Our Masland Residential sales force – Sells “main street commercial” through retailers

• Atlas is our premium commercial brand • Dedicated to serving the architect and designer needing finer goods • Focus is on the corporate market through high fashion broadloom and modular carpet tile offerings • With state-of-the-art tufting machines Atlas can quickly manufacture both custom and running line products 21

• Upper-end brand in the specified commercial marketplace – Corporate, End User, Store Planning, Hospitality, Health Care, Government and Education markets • Designer focused • Strong national account base • Growth initiatives – Market specific modular carpet tile collections – Masland Hospitality using “computerized yarn placement” technology 22

23 Sales by Channel for 2014 Channels: Interior Design Specifier and Commercial End User

$331 $321 $283 $205 $231 $270 $266 $345 $407 2006 2007 2008 2009 2010 2011 2012 2013 2014 Net Sales (millions) 25 Dixie Group Sales $ in millions Includes Atlas Carpet Mills since March 2014 and Burtco since September 2014

Sales & Operating Income $ in millions 26 Note: Non-GAAP reconciliation starting on slide 32 Y 2007 Y 2008 Y 2009 Y 2010 Y 2011 Y 2012 Y 2013 Y 2014 Net Sales 320.8 283 203 231 270 266 344 407 Net Income (Loss) 6.2 (31.5) (42.2) (4.7) 1.0 (0.9) 5.3 (1.4) Non-GAAP Adjusted Op. Income 16.7 (28.5) (45.4) (2.6) 5.7 3.5 16.4 4.7 Non-GAAP Adjusted EBITDA 29.7 15.5 5.3 10.3 14.5 13.2 26.5 17.7 2014 was a year of business integration, capacity expansion and facility re-alignment. In 2015 we are completing most of the remaining tasks and anticipate moving back to solid profitability.

2014 Restructuring $ in millions 27 To present an order of magnitude impact on Dixie due to the restructuring, we recast the 2014 numbers using our 2013 experience in manufacturing and claims as well as removed the impacts from the acquisitions and restructuring. This does not include planned savings from the restructuring. Note: Recast Non-GAAP reconciliation starting on slide 37 Prior Year Actual Summary December 28, 2013 December 27, 2014 December 27, 2014 Recast Notes Net Sales 344 407 408 (1) Operating Margin 85.6 95.5 107.2 (2) (3) Operating Margin % 24.8% 23.5% 26.3% Operating Income (Loss) 8.9 (5.2) 13.9 (4) Operating Income as % of Sales 2.6% -1.3% 3.4% EBITDA Cont Op's (2014 Recast Non-GAAP) 19.0 18.9 27.0 (5) Note 1: Adjust net sales to use the same claims and allowance % as we experienced in 2013 Note 2: Adjust operating margin to have the same manufacturing variance % as we experienced in 2013 Note 3: Remove acquisition expenses for Atlas Carpet Mills and Burtco Note 4: Remove restructuring charges and sample variances Note 5: Remove gain on purchase of Atlas Carpet Mills and Burtco, however results do include operating results of Atlas since March of 2014 and Burtco since September of 2014 Recast Non-GAAP

• We continue to outperform the industry in sales growth • We have grown 96% since 2009 while the industry is up 12% • Operationally we continue to create advantages for the future: • We have integrated the Burtco and Atlas Carpet Mills acquisitions • We have launched Masland Hospitality • We have expanded our product offerings: • New wool products plus “Permaset” unlimited wool color selection • Stainmaster® TruSoft™ and PetProtect™ broadloom products • Utilizing investments in ColorPoint™, iTuft™ and computerized yarn placement (CYP) tufting technologies • We have expanded our capacity: • $350 million in 2013 to $550 to $600 million depending on mix • We completed approximately 87% of our restructuring in 2014 • We have increased headcount by 45% since the beginning of 2013 28 Current Business Conditions 2014 Activity

29 Current Business Conditions 2015 Initiatives • We are now streamlining the operational changes of the past year with a focus on training, yields, waste and process efficiencies • We will be growing our new Masland Hospitality brand, building on our purchase of Burtco and its expertise in custom computerized yarn placement (CYP) product offerings to the hospitality market • We are launching a significant number of new products through our 2014 acquisition, Atlas Carpet Mills, a premium supplier to the specified commercial marketplace • We are taking advantage of our new capacity in custom machine tufted rugs to increase our presence in both the residential and commercial “specified designer” markets • First 11 weeks of the first quarter carpet sales are up over 18%. Without Atlas, sales are up 5%, with commercial the strongest area of the market

Outlook for 2015 The housing & commercial markets are still growing: • Our upper-end residential market is continuing to grow with an improved economy and consumer confidence:  Masland and Fabrica Wool growth opportunities  New Stainmaster® PetProtect™ and TruSoft™ products  Stainmaster ® partnership to expand retail coverage • Commercial market is growing, especially in the hospitality market:  Masland Hospitality growth opportunities with both new tufted and custom computerized yarn placement offerings  Atlas growth opportunities with new products using ColorPoint™ technology and new modular tile offerings  Masland Contract has expanded modular tile collections • Leveraging our previously expanded sales forces • Internal operations are beginning to show the benefits of our restructuring 30

Non-GAAP Information 32 Use of Non-GAAP Financial Information: The Company believes that non-GAAP performance measures, which management uses in evaluating the Company's business, may provide users of the Company's financial information with additional meaningful bases for comparing the Company's current results and results in a prior period, as these measures reflect factors that are unique to one period relative to the comparable period. However, the non-GAAP performance measures should be viewed in addition to, not as an alternative for, the Company's reported results under accounting principles generally accepted in the United States. The Company defines Adjusted Gross Profit as Gross Profit plus manufacturing integration expenses of new or expanded operations, plus acquisition expense related to the fair market write up of inventories, plus one-time items so defined (Note 1) The Company defines Adjusted S,G&A as S,G&A less manufacturing integration expenses included in selling, general and administrative, less direct acquisition expenses, less one-time items so defined. (Note 2) The Company defines Adjusted Operating Income as Operating Income plus manufacturing integration expenses of new or expanded operations, plus acquisition expense related to the fair market write up of inventories, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill, plus one-time items so defined. (Note 3) The company defines Adjusted Income from Continuing Operations as net income plus loss from discontinued operations net of tax, plus manufacturing integration expenses of new or expanded operations, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill, plus one-time items so defined, all tax effected. (Note 4) The Company defines Adjusted EBIT as net income plus taxes and plus interest. The Company defines Adjusted EBITDA as Adjusted EBIT plus depreciation and amortization, plus manufacturing in integration expenses of new or expanded operations, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill, plus one-time items so defined. (Note 5) The company defines Free Cash Flow as Net Income plus interest plus depreciation plus non-cash impairment of assets and goodwill minus the net change in working capital minus the tax shield on interest minus capital expenditures net of asset sales. The change in net working capital is the change in current assets less current liabilities between periods. (Note 6)

33 Non-GAAP Gross Profit 2007 (a) 2008 (a) 2009 (a) 2010 2011 2012 2013 2014 Net Sales 320,795 282,710 203,480 231,322 270,110 266,372 344,374 406,588 Gross Profit 97,217 78,089 52,105 56,651 65,506 65,372 85,570 95,497 Plus: Business integration expense - - - - - 1,383 4,738 445 Plus: Amortization of inventory step up - - - - - - 367 606 Non-GAAP Adj. Gross Profit (Note 1) 97,217 78,089 52,105 56,651 65,506 66,755 90,675 96,548 Gross Profit as % of Net Sales 30.3% 27.6% 25.6% 24.5% 24.3% 24.5% 24.8% 23.5% Non-GAAP Adj. Gross Profit % of Net Sales 30.3% 27.6% 25.6% 24.5% 24.3% 25.1% 26.3% 23.7% Non-GAAP S,G&A 2007 (a) 2008 (a) 2009 (a) 2010 2011 2012 2013 2014 Net Sales 320,795 282,710 203,480 231,322 270,110 266,372 344,374 406,588 Selling and Administrative Expense 78,789 76,115 60,542 57,362 60,667 63,489 76,221 93,182 Plus: Business integration expense - - - - - - (1,706) (1,429) Less: Acquisition expenses - - - - - (318) (350) (789) Non-GAAP Adj. Selling and Administrative Expense 78,789 76,115 60,542 57,362 60,667 63,171 74,164 90,964 S,G&A as % of Net Sales 24.6% 26.9% 29.8% 24.8% 22.5% 23.8% 22.1% 22.9% Non-GAAP Selling and Admin as % of Net Sales (Note 2) 24.6% 26.9% 29.8% 24.8% 22.5% 23.7% 21.5% 22.4% Non-GAAP Operating Income 2007 (a) 2008 (a) 2009 (a) 2010 2011 2012 2013 2014 Net Sales 320,795 282,710 203,480 231,322 270,110 266,372 344,374 406,588 Operating income (loss) 16,707 (28,460) (45,390) (2,570) 5,668 1,815 8,855 (5,236) Plus: Acquisition expenses - - - - - 318 350 789 Plus: Amortization of inventory step up - - - - - - 367 606 Plus: Business integration expense - - - - - 1,383 6,616 1,874 Plus: Facility consolidation expense - - - - - - - 5,514 Plus: Impairment of assets - - - - - - 195 1,133 Plus: Impairment of goodwill - - - - - - - - Non-GAAP Adj. Operating Income (Loss) (Note 3) 16,707 (28,460) (45,390) (2,570) 5,668 3,516 16,384 4,681 Operating income as % of net sales 5.2% -10.1% -22.3% -1.1% 2.1% 0.7% 2.6% -1.3% Adjusted operating income as a % of net sales 5.2% -10.1% -22.3% -1.1% 2.1% 1.3% 4.8% 1.2%

34 Non-GAAP EBIT and EBITDA 2007 (a) 2008 (a) 2009 (a) 2010 2011 2012 2013 2014 Net income (loss) as reported 6,247 (31,481) (42,241) (4,654) 986 (927) 5,291 (1,402) Less: (Loss) from discontinued, net tax (521) (313) (382) (280) (286) (275) (266) (2,075) Plus: Taxes 3,686 (2,932) (8,870) (2,604) 684 (401) (576) 1,053 Plus: Interest 6,347 5,965 5,521 4,124 3,470 3,146 3,756 4,302 Non-GAAP Adjusted EBIT (Note 5) 16,801 (28,134) (45,208) (2,854) 5,426 2,092 8,737 6,029 Plus: Depreciation and amortization 12,941 13,752 13,504 11,575 9,650 9,396 10,263 12,908 EBITDA 29,742 (14,382) (31,704) 8,721 15,075 11,488 18,999 18,937 Plus: Acquisition expenses - - - - - 318 350 789 Plus: Amortization of inventory step up - - - - - - 367 606 Less: Gain on purchase of business - - - - - - - (11,110) Plus: Business integration expense - - - - - 1,383 6,616 1,874 Plus: Facility consolidation expense - 2,317 4,091 1,556 (563) - - 5,514 Plus: Impairment of assets - 4,478 1,459 - - - 195 1,133 Non-GAAP Adj. EBITDA (Note 5) 29,742 15,534 5,252 10,277 14,512 13,189 26,528 17,743 Non-GAAP Adj. EBITDA as % of Net Sales 9.3% 5.5% 2.6% 4.4% 5.4% 5.0% 7.7% 4.4% Management estimate of severe weather (not in above) - - - - - - - 1,054 Non-GAAP Free Cash Flow 2007 (a) 2008 (a) 2009 (a) 2010 2011 2012 2013 2014 Non-GAAP Adjusted EBIT (from above) 16,801 (28,134) (45,208) (2,854) 5,426 2,092 8,737 6,029 Times: 1 - Tax Rate = EBIAT 10,416 (17,443) (28,029) (1,769) 3,364 1,297 5,417 3,738 Plus: Depreciation and amortization 12,941 13,752 13,504 11,575 9,650 9,396 10,263 12,908 Plus: Non Cash Impairment of Assets and Goodwill - 27,599 32,865 - - - 195 1,133 Minus: Net change in Working Capital 2,211 2,147 (24,868) 3,880 9,921 10,541 18,721 17,645 Non-GAAP Cash from Operations 21,146 21,761 43,208 5,926 3,093 152 (2,847) 134 Minus: Capital Expenditures net of Asset Sales 16,638 8,871 511 1,761 6,735 4,052 13,257 32,825 Minus: Business / Capital acquisitions - - - - - 6,961 1,863 9,332 Non-GAAP Free Cash Flow (Note 6) 4,508 12,890 42,697 4,165 (3,642) (10,861) (17,966) (42,024)

35 Non-GAAP Gross Profit Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Net Sales 95,384 85,082 107,926 109,006 104,574 Gross Profit 22,755 18,101 26,671 26,599 24,126 Plus: Business integration expense 875 445 - - - Plus: Amortization of inventory step up 107 - 194 196 216 Non-GAAP Adj. Gross Profit (Note 1) 23,737 18,546 26,865 26,795 24,342 Gross Profit as % of Net Sales 23.9% 21.3% 24.7% 24.4% 23.1% Non-GAAP Adj. Gross Profit % of Net Sales 24.9% 21.8% 24.9% 24.6% 23.3% Non-GAAP S,G&A Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Net Sales 95,384 85,082 107,926 109,006 104,574 Selling and Administrative Expense 20,388 20,117 24,260 23,801 25,004 Plus: Business integration expense (472) (377) (269) (555) (228) Less: Acquisition expenses (75) (454) (154) (93) (88) Non-GAAP Adj. Selling and Administrative Expense 19,841 19,287 23,837 23,153 24,688 S,G&A as % of Net Sales 21.4% 23.6% 22.5% 21.8% 23.9% Non-GAAP Selling and Admin as % of Net Sales (Note 2) 20.8% 22.7% 22.1% 21.2% 23.6% Non-GAAP Operating Income Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Net Sales 95,384 85,082 107,926 109,006 104,574 Operating income (loss) 1,945 (2,241) 588 832 (4,414) Plus: Acquisition expenses 75 454 154 93 88 Plus: Amortization of inventory step up 107 - 194 196 216 Plus: Business integration expense 1,519 822 269 555 228 Plus: Facility consolidation expense - 73 949 1,632 2,860 Plus: Impairment of assets 195 - 656 103 375 Plus: Impairment of goodwill - - - - - Non-GAAP Adj. Operating Income (Loss) (Note 3) 3,841 (893) 2,810 3,411 (648) Operating income as % of net sales 2.0% -2.6% 0.5% 0.8% -4.2% Adjusted operating income as a % of net sales 4.0% -1.0% 2.6% 3.1% -0.6%

36 Non-GAAP EBIT and EBITDA Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Net income (loss) as reported 1,597 4,628 (645) (185) (5,200) Less: (Loss) from discontinued, net tax (106) (193) (135) (177) (1,570) Plus: Taxes (758) 2,853 (13) 44 (1,830) Plus: Interest 996 1,012 1,158 991 1,141 Non-GAAP Adjusted EBIT (Note 5) 1,941 8,685 635 1,028 (4,319) Plus: Depreciation and amortization 2,441 2,988 3,262 3,330 3,328 EBITDA 4,382 11,673 3,897 4,358 (991) Plus: Acquisition expenses 75 454 154 93 88 Plus: Amortization of inventory step up 107 - 194 196 216 Less: Gain on purchase of business - (10,937) - (173) - Plus: Business integration expense 1,519 822 269 555 228 Plus: Facility consolidation expense - 73 949 1,632 2,860 Plus: Impairment of assets 195 - 656 103 375 Non-GAAP Adj. EBITDA (Note 5) 6,278 2,085 6,119 6,764 2,775 Non-GAAP Adj. EBITDA as % of Net Sales 6.6% 2.5% 5.7% 6.2% 2.7% Management estimate of severe weather (not in above) - 1,054 - - - Non-GAAP Free Cash Flow Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Non-GAAP Adjusted EBIT (from above) 1,941 8,685 635 1,028 (4,319) Times: 1 - Tax Rate = EBIAT 1,204 5,385 393 637 (2,678) Plus: Depreciation and amortization 2,441 2,988 3,262 3,330 3,328 Plus: Non Cash Impairment of Assets and Goodwill 195 - 656 103 375 Minus: Net change in Working Capital (858) 13,811 3,324 7,850 (7,340) Non-GAAP Cash from Operations 4,697 (5,438) 987 (3,780) 8,365 Minus: Capital Expenditures net of Asset Sales 2,786 4,299 4,192 6,972 17,362 Minus: Business / Capital acquisitions - 6,717 - 2,615 - Non-GAAP Free Cash Flow (Note 6) 1,911 (16,454) (3,205) (13,367) (8,997)

Recast Non-GAAP Information 37 Use of Non-GAAP Financial Information: The Company believes that non-GAAP performance measures, which management uses in evaluating the Company's business, may provide users of the Company's financial information with additional meaningful bases for comparing the Company's current results and results in a prior period, as these measures reflect factors that are unique to one period relative to the comparable period. However, the non-GAAP performance measures should be viewed in addition to, not as an alternative for, the Company's reported results under accounting principles generally accepted in the United States. The Company has recast the numbers for 2014 in the following ways: • Using the actual experience in claims and allowances in adjusting sales • Using the manufacturing variances in line with the actual experience achieved in 2013 in adjusting Cost of Sales • Eliminating the one-time acquisition related expenses in 2014 as a result of the Atlas and Burtco acquisitions in Cost of Sales • Removing the Atlas and Burtco transaction expenses in adjusting General and Administrative costs • Removing the gain on purchase of Atlas and Burtco as a result of the write up of assets under fair value accounting • Removing the operating loss and loss on asset disposal in Discontinued Operations due to the closure of the Carousel line of business • Results do include results of Atlas Carpet Mills from March 2014 and Burtco from September 2014

38 Prior Year Actual December 28, 2013 December 27, 2014 December 27, 2014 Amount Recast Reason Net Sales 344,374$ 406,588$ 408,082$ 1,494$ Sales deductions = 2013 rate Cost of Sales 258,804 311,091 300,860 (9,625) Variances = 2013 rate Operating Margin 85,570 95,497 107,222 (606) Remove acquisition expenses Operating Margin % 24.8% 23.5% 26.3% Group Selling 54,479 67,811 67,811 Group Admin & G&A Shared Services 21,742 25,371 24,582 (789) Remove acquisition expenses Total SG&A 76,221 93,182 92,393 Percentage of Sales 22.1% 22.9% 22.6% Other Operating (Income) Expense, Net 494 904 904 Operating inc. w/o unusual items 8,855 1,411 13,925 Operating inc. w/o unusual items % 2.6% 0.3% 3.4% Facility Consolidation Expense - 5,514 - (5,514) Remove restructuring Impairment of assets - 1,133 - (1,133) Remove restructuring Operating Income (Loss) 8,855 (5,236) 13,925 Operating Income as % of Sales 2.6% -1.3% 3.4% Interest Expense 3,756 4,302 4,302 Other (Income) Expense, Net 26 (154) (154) Gain on Purchase of Business - (11,110) - 11,110 Remove gain on purchase Refinancing Expenses 94 - - Income (Loss) Before Taxes 4,980 1,726 9,777 Income Tax Provision (Benefit) (576) 1,053 3,629 Income (Loss) from Cont. Operations 5,557 673 6,147 Loss from Discontinued Operations (266) (608) (10) 608 Remove Carousel Loss on Disposal from Discontinued Operations - (1,467) - 1,467 Remove Carousel Net Income (Loss) 5,291$ (1,402)$ 6,137$ EBIT Cont Op 8,736$ 6,028$ 14,079$ DA 10,263 12,908 12,908 EBITDA Cont Op 18,999$ 18,937$ 26,987$ Recast 2014 Non-GAAP EBITDA Recast Non-GAAP

39 Facility Consolidation Information Facility Consolidation Plan Summary 2014 2015 Est 2016 Est Total East Coast Facility consolidation 4,148 1,010 342 5,158 East Coast Asset write off 1,133 - - 1,133 West Coast Facility consolidation 1,366 379 - 1,745 Total facility consolidation and asset write off's 6,648 1,389 342 8,038